UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 2005




                                Citi Trends, Inc.
             (Exact name of registrant as specified in its charter)



               Delaware                    333-123028            52-2150697

    (State or other jurisdiction of     (Commission File       (IRS Employer
            incorporation)                   Number)         Identification No.)


                    102 Fahm Street, Savannah, Georgia           31401
               (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (912) 236-1561

   Former name or former address, if changed since last report: Not applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

On June 1, 2005, Citi Trends, Inc., a Delaware corporation (the "Company"), issued a press release reporting its financial results for the first quarter ended April 30, 2005 (the "Earnings Announcement"). A copy of the Earnings Announcement is attached to this Current Report on Form 8-K ("Current Report") as Exhibit 99.1 and the contents of which are incorporated herein solely for purposes of this Item 2.02 disclosure.

The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 7.01. Regulation FD Disclosure.

A copy of the Earnings Announcement is being furnished by being attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.       Description

99.1              Press Release dated June 1, 2005


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               CITI TRENDS, INC.



Date: June 1, 2005
                                               By:  /s/ Thomas W. Stoltz
                                                  ------------------------------
                                                  Name:  Thomas W. Stoltz
                                                  Title: Chief Financial Officer

                  Exhibit Index

         Exhibit No.                Description

         99.1                       Press Release dated June 1, 2005.